Exhibit 99.2

DANAHER ANNOUNCES INTENTION TO SEPARATE INTO TWO INDEPENDENT, PUBLICLY TRADED COMPANIES

WASHINGTON, D.C., May 13, 2015 — Danaher Corporation (NYSE:DHR) (“Danaher”) today announced its intention to separate the company into two independent, publicly traded companies. The transaction will create:

•	A science and technology growth company united by common business model characteristics, including significant recurring revenue and an attractive margin profile. The company will retain the Danaher name. Collectively, its businesses generated approximately $16.5 billion in revenues (including Pall Corporation, which Danaher has signed an agreement to acquire), in their most recently completed fiscal years.

•	A diversified industrial growth company (“NewCo”) with market leading positions, strong brand names and tremendous free cash flow generation. NewCo’s businesses generated approximately $6.0 billion in revenues in the most recently completed fiscal year.

The transaction is expected to occur through a tax-free separation.

Thomas P. Joyce, Jr., President and Chief Executive Officer, stated, “This is an exciting day for Danaher and an important step in our company’s history. Danaher has always been at its best when all platforms have the ability to invest in the highest impact organic growth opportunities, pursue meaningful acquisitions and use the Danaher Business System to continuously improve performance. The pending strategic acquisition of Pall Corporation announced today offers us the unique opportunity to drive greater shareholder value going forward as two stronger and better companies. Each company will be more focused with access to the capital necessary to pursue organic and inorganic growth opportunities. DBS will remain the foundation of both companies, allowing each to further strengthen their market leading positions while continuously improving growth, margins and cash flow.”

Thomas P. Joyce, Jr. and Daniel L. Comas will continue to serve as President and Chief Executive Officer and Executive Vice President and Chief Financial Officer of Danaher, respectively, following the completion of the transaction.

James A. Lico, currently Executive Vice President with responsibility for Danaher’s Test & Measurement and Gilbarco Veeder-Root businesses, will become President and Chief Executive Officer of NewCo upon separation.

“I am honored and humbled that the Board has selected me to lead this new diversified industrial growth company,” said Mr. Lico. “As a standalone company, we will have the opportunity to pursue a more focused growth strategy with a renewed emphasis on M&A for many of these businesses. We have an outstanding team that will ensure this separation goes smoothly and that the company will continue to win in the markets in which we compete. I am committed to building and reinforcing the DBS culture and ensuring the company exceeds our customers, shareholders and associates’ expectations.”

Steven M. Rales, Chairman of the Danaher Board of Directors, remarked, “Jim will be a fantastic leader and the Board looks forward to working closely with him to make sure this separation is executed to the Danaher standard. We are confident that the separation will give both companies additional focus to better serve their customers’ needs while providing substantial opportunities for our associates and creating greater value for our shareholders.”

DANAHER

Danaher will be united by common business model characteristics, including high recurring revenue and gross margins, and will be well positioned to improve profitability, grow organically and deploy capital to generate substantial earnings growth. It will enjoy leading positions in markets with favorable secular growth trends.

The science and technology growth company will include Danaher’s existing Life Sciences & Diagnostics and Dental segments, Water Quality and Product Identification platforms and Pall Corporation.

NEWCO

NewCo, a diversified industrial growth company, will have market leading positions and outstanding brands in such areas as test and measurement, retail fueling, telematics and automation. It will comprise Danaher’s Test & Measurement Instruments platform including Matco, Gilbarco Veeder-Root, Automation and Sensors, as well as its other Specialty Industrial businesses. As a smaller, standalone entity, NewCo is expected to have an outstanding margin profile and tremendous free cash flow generation allowing it to accelerate its revenue and earnings growth trajectorys while providing flexibility in capital deployment.

TRANSACTION DETAILS

The Company is targeting to complete the separation around the end of calendar year 2016, subject to the satisfaction of closing conditions, including obtaining final approval from the Danaher Board of Directors, satisfactory completion of financing, receipt of tax opinions, receipt of favorable rulings from the Internal Revenue Service and receipt of other regulatory approvals.

CONFERENCE CALL

Danaher will host a conference call to discuss the transaction on May 13 at 8:30 a.m. ET. Access the call by dialing 877-397-0292 in the U.S., or 719-325-4762 internationally, and telling the operator that you are dialing in for Danaher’s investor conference call (access code 8662810). A replay of the conference call will be available shortly after the conclusion of the call and until Wednesday, May 20, 2015. The replay can be accessed by dialing 888-203-1112 within the U.S., or 719-457-0820 internationally, with the access code 8662810. In addition, presentation materials relating to Danaher’s acquisition of Pall have been posted to the “Investors” section of Danaher’s website.

ABOUT DANAHER

Danaher is a global science and technology innovator committed to helping its customers solve complex challenges and improving quality of life around the world. Its family of world class brands have leadership positions in some of the most demanding and attractive industries, including health care, environmental and industrial. The Company’s globally diverse team of 71,000 associates is united by a common culture and operating system, the Danaher Business System. In 2014, Danaher generated $19.9 billion in revenue and its market capitalization exceeded $60 billion. For more information please visit: www.danaher.com.

FORWARD-LOOKING STATEMENTS

Statements in this release that are not strictly historical, including the statements regarding the anticipated separation of Danaher into two independent companies, the expected timetable for completing the transaction, future financial and operating performance of each company, benefits and synergies of the transaction, strategic and competitive advantages of each company, the leadership of each company, future opportunities for each company and any other statements regarding events or developments that we believe or anticipate will or may occur in the future are “forward-looking” statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. These factors include, among other things: economic conditions affecting the industries in which Danaher’s businesses operate, the uncertainty of regulatory approvals, Danaher’s ability to satisfy the necessary conditions to consummate the transaction on a timely basis or at all, Danaher’s ability to successfully separate the two companies and realize the anticipated benefits from the separation, the maintenance of important business relationships, deterioration of or instability in the economy, the markets we serve and the financial markets, the impact of our restructuring activities on our ability to grow, contractions or growth rates and cyclicality of markets we serve, competition, our ability to develop and successfully market new products and technologies and expand into new markets, the potential for improper conduct by our employees, agents or business partners, our ability to successfully identify, consummate and integrate appropriate acquisitions and successfully complete divestitures and other dispositions, contingent liabilities relating to acquisitions and divestures, our ability to close the anticipated merger of our Communications business with NetScout, Inc. and achieve the desired benefits of that transaction, our compliance with applicable laws and regulations (including regulations relating to medical devices and the healthcare industry) and changes in applicable laws and regulations, our ability to effectively address cost reductions and other changes in the healthcare industry, risks relating to potential impairment of goodwill and other intangible assets, currency exchange rates, tax audits and changes in our tax rate and income tax liabilities, litigation and other contingent liabilities including intellectual property and environmental, health and safety matters, risks relating to product, service or software defects, product liability and recalls, risks relating to product manufacturing, the impact of our debt obligations on our operations and liquidity, our relationships with and the performance of our channel partners, commodity costs and surcharges, our ability to adjust purchases and manufacturing capacity to reflect market conditions, reliance on sole sources of supply, labor matters, international economic, political, legal, compliance and business factors, disruptions relating to man-made and natural disasters, security breaches or other disruptions of our information technology systems and pension plan costs. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2014 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the first quarter of 2015. These forward-looking statements speak only as of the date of this release and the Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise.

FOR INVESTOR INQUIRIES, CONTACT:

Matthew E. Gugino

Vice President, Investor Relations

Danaher Corporation

2200 Pennsylvania Avenue, N.W., Suite 800W

Washington, D.C. 20037

Telephone: (202) 828-0850

Fax: (202) 828-0860

FOR MEDIA INQUIRIES, CONTACT:

Hugh Burns/Delia Cannan

Sard Verbinnen & Co

Telephone: (212) 687-8080

Email: danaher-svc@sardverb.com